Aoxing Pharmaceutical Company, Inc.

NYSE MKT: AXN

Pain-Management , Psychiatric Treatment, Addiction Treatment, Weight Loss Treatment
Narcotic Pharmaceuticals

State Designated Narcotics Manufacturer

Forward-looking Statement

- Included in this presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this prospectus, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements.

- All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

Investment Highlights

- **Unique positioning**
  - High value, high margin pain-management, psychiatric treatment , weight loss treatment and addiction treatment pharmaceuticals
  - 9 special drugs, 4 pain-management products,1 addiction treatment drug. 2 psychiatric dugs, 2 weight loss drugs. These products fill the market gaps in China.
  - China's policy allows narcotic pain-management drugs to bypass tendering and directly enter medical insurance coverage
- **Fast growing, highly undersupplied Chinese narcotic market**
  - Current China medical expenditure on narcotics per capita is less than 1% of that of the developed countries. The expected market size for the pain-management , addiction recovery , weight loss, psychiatric treatment market is US$60bn,US$50bn, US$100bn and US$20bn respectively
  - There are 125 narcotic medicines in the world, China domestic producers currently producing 25, AXN has 4 of them, 3 are exclusive
  - China has 2 addiction treatment drugs, AXN has 1 of them
  - China has 2 chemical weight loss medicine, AXN has 1 of them
  - Only 13 pharmaceutical companies are licensed for production of narcotic medicines by the CFDA
- **High barrier of entry to Chinese narcotic market**
  - Pain-management, psychiatric Treatment , weight loss treatment and addiction treatment research, development, and distribution is highly regulated by the CFDA
  - New health sector reforms in medical insurance and NCMS (New Cooperative Medical Schemes) greatly increases the outlook on the narcotic market in China
- **Advanced narcotic R&D and production lines**
  - Aoxing's current 4 varieties of pain-management drugs pending CFDA production approval in 1-3 years. Tilidine has been granted the License To Produce
  - Aoxing has 9 special research projects
  - The first pharmaceutical company to research and develop Tilidine tablets, which is exclusive in China and fills the market gaps in China.
  - The first pharmaceutical company to research and develop Tilidine/Naloxone capsule , which is exclusive in China and fills the market gaps in China.
  - The first pharmaceutical company to research and develop Oxycodone capsule, which is exclusive in China and fills the market gaps in China.
  - The first pharmaceutical company to research and develop Oxycodone tablets, which is exclusive in China and fills the market gaps in China.
  - The first pharmaceutical company to research and develop Buprenorphine/Naloxone sublingual Tablet, 3 developers in China, only AXN finished clinical trails. It fills the market gaps in China
  - To research and develop Lorcaserin Hydrochloride API, which fills the market gaps in China
  - To research and develop Lorcaserin Hydrochloride tablets, which fills the market gaps in China
  - To research and develop Psychiatric drug Caffeine tablets, which fills the market gaps in China
  - To research and develop Psychiatric drug Caffeine buccal tablets, which fills the market gaps in China

- **Experienced management team**
  - Over 350 years of history in Aoxing's Lerentang Pharmaceutical Company
  - World class team with specialty in pharmaceutical research, development, sales and distribution

Introduction

Fast growing R&D, manufacturer, and distributor of narcotic pain-management, psychiatric, weight loss and addiction treatment medicines in China

Founded in 2000, with sales office in Shijiazhuang and production facilities in Xin Le city, Hebei province, Aoxing has the largest and most advanced GMP approved manufacturing facility for highly regulated narcotic medicines in a 300 acre campus, with 9 special products to begin production in 2015-2018.

High value drugs in a highly regulated and undersupplied market

Aoxing's product pipeline meet the latest GMP certifications and are all new products with proven sales record in international and huge potential in the Chinese market. Currently only 13 GMP facilities are licensed for production of narcotic medicines by the China Food and Drug Administration (CFDA), and most are state owned and only produce old products.

Extensive sales network with a experienced team

Sales network covers 600 key hospitals, 3,500 hospitals, and 30,000 pharmacies in 5 major markets in China. Total 757 employees, 450 sales and 45 R&D.

Aerial View



Administration



R&D Center



Laboratory



Factory



Manufacturing



Production Facilities

China's Largest and Most Advanced Narcotic Pharmaceutical R&D Facilities (300 Acres)

Aerial View of Aoxing's Facility



Aoxing Administration Buildings



Production Line



R&D Center



Business Milestones

2000 – Hebei Aoxing Pharmaceutical Co., Ltd.,(Hebei Aoxing) was incorporated and began engaging in producing and distribution of various narcotics, psychiatric, weight loss and pain-management products in China

2006 – Hebei Aoxing restructured to be a 95% subsidiary of Aoxing and began listing on OTCBB

2008 – Hebei Aoxing acquires Lerentang(乐仁堂) and merges into single group company under the common brand "Aoxing"

2010 – Trading transferred to NYSE AMEX under ticker "AXN"

2002

- Received CFDA certification for **Pharmaceutical Manufacturing**
- Received CFDA R&D license for **Tilidine, Compound Tilidine HCl, and Naloxone HCl**

2004 – 2006

- Received CFDA **GMP certificate** for **capsule, tablet, injection, oral solution, and 9 other formulation methods**
- Received CFDA **R&D licenses** for **Oxycodone HCl tablet and capsule**
- Received CFDA **R&D license** for **Buprenorphine / Naloxone sublingual tablet**

2007 – 2011

- Completed **Tilidine** clinical trials

2012 – 2013

- Completed **Compound Tilidine HCl capsule** clinical trials for acute pain
- Completed **Oxycodone tablet and capsule** production inspection and filed for production registration
- Received 4 **patents** for **narcotic drug preparation**

2014

- Received updated **GMP certification** for **tablet, capsule, granules, oral solutions, syrup, API, Chinese medicine extract** production lines
- Completed **Buprenorphine / Naloxone sublingual tablet** clinical trials
- **Tilidine tablet** passes national drug evaluation, planned for 1H15 production

2015

- Completed **Buprenorphine / Naloxone sublingual tablet** post clinical trial review
- Receipt of license to produce **Tilidine tablet**
- Oct. CFDA grant approval to initiate the R&D of **Lorcaserin Hydrochloride** API and tablets ; **Caffeine** tablets and buccal tablets

Current Drug Offering

Drug	Usage	Competitive Advantage
Zhongtong'an Capsule 肿痛安胶囊  肿痛安胶囊	Inflammation	Sole producer
Yiqiqiangshen Granule 益气强身颗粒  益气强身颗粒	Nourish vitality	Sole producer, OTC
Shaoshanglingding Spray 烧伤灵酊  烧伤灵酊	Burns	Sole Producer

Total 138 products, including 9 types of formulations.

Distribution

5 Key Markets

- 600 specialty hospitals
- 3500 hospitals
- 30000 drug stores

Distribution Channels

- Direct sales
- Retailors
- KA model
- Provincial City Government


Northeast China
North China
Yangtze Delta (YRD)
Southwest China
Pearl River Delta(PRD)

SFDA-Approved R&D Narcotic , Addiction Treatment Drug List (First Part)

Drug	Indication	Opportunity
Tilidine HCl (Tablets)	Moderate to severe pain	No production in China
Compound Tilidine HCl (Capsule)	Moderate to severe pain	No production in China
Oxycodone (Capsule)	Moderate to severe pain	Top 20 in US, import only in China
Oxycodone (Tablet)	Moderate to severe pain	Top 20 in US, import only in China
Buprenorphine / Naloxone Sublingual Tablet	WHO recommended treatment for opioid addiction.	First to produce in China (originally developed by Reckitt Benckiser Group (LSE:RB) in 2004)

Narcotic Drug R&D Schedule (2002-2015 First Part)

Drug	Indication	R&D Progress				
		Pre-Clinical	Clinical	Approved	Production Registration	Production
Tilidine Tablet	Moderate to severe pain	→	→	→	→	→ 2015
Oxycodone Tablet	Moderate to severe pain	→	→	→	→	2016
Oxycodone Capsule	Moderate to severe pain	→	→	→	→	2016
Buprenorphine / Naloxone Sublingual Tablet	WHO recommended treatment for opioid addiction	→	→	→		2016 - 17
Compound Tilidine HCl Capsule	Moderate to severe pain	→	→			2017

SFDA-Approved R&D Psychiatric, Weight Loss Treatment Drug List (Second Part)

Drug	Indication	Opportunity
Lorcaserin Hydrochloride (API)	Weight loss treatment	No production in China
Lorcaserin Hydrochloride (Tablet)	Weight loss treatment	No production in China
Caffeine (Tablet)	Combat fatigue and drowsiness, restore mental alertness or wakefulness	No production in China
Caffeine (Buccal Tablet)	Combat fatigue and drowsiness, restore mental alertness or wakefulness	No production in China

Psychiatric, Weight Loss Treatment Drugs R&D Schedule (Second Part)

Drug	Indication	R&D Progress	
		Pre-Clinical	Production
Lorcaserin Hydrochloride (API)	Treat obesity that may be related to diabetes, high cholesterol, or high blood pressure	Ready	2017
Lorcaserin Hydrochloride (Tablet)	Treat obesity that may be related to diabetes, high cholesterol, or high blood pressure	Ready	2018
Caffeine (Tablet)	Combat fatigue and drowsiness, restore mental alertness or wakefulness	Ready	2018
Caffeine (Buccal Tablet)	Combat fatigue and drowsiness, restore mental alertness or wakefulness	Ready	2018

China Narcotic Drug Market: Barrier to Entry

CFDA Production License Quota for Narcotic Drugs

- API: up to 2 license holders
- Narcotic Preparation Varieties: up to 3 license holders
- Varieties Containing Narcotic Preparations: up to 7 license holders

"Regulation for Narcotic and CNS Drugs" Order No. 442, PRC State Council, 2005

Strictly Regulated Market

China government strictly regulates production, pricing and sales in narcotic drug market. Producers cannot directly sell to hospital or other buyers. The government sets price range and stipulates difference between suppliers and licensed sellers.

- 13 CFDA licensed producers, of which only 3-4 are active market participants
- Most producers currently make only 1-2 varieties of narcotic drugs
- 500 licensed sellers for narcotic drugs

CFDA Guidance of Narcotic Drug Development and Approval Process (24-48 months)

1. CFDA allocates narcotics license to 2-3 qualified producers
2. Receive narcotic R&D license from CFDA
3. Develop formulation, conduct pilot production and animal testing
4. Conduct human clinical trials and develop GMP production process
5. CFDA approves GMP production, final drug registration

Narcotic Drug Positioning



• Cancer, post-operation, and other pains
•Addiction treatment
•AIDS prevention
Application
•Standard prescriptions
•Patients
•Acute / chronic conditions
Target Market
Properties
•Fast acting
•Low reliance
•Safe
Product Positioning
Distribution
Pricing
•Over 500 state-owned sales channels
•Government policies
•Long-term steady supply of core drugs
•Price elasticity
•Medical insurance
•High margins

Management

Zhengjiang Yue Chairman & CEO	Mr. Yue once joined the army and founded Hebei Aoxing Pharmaceutical Group Company, the subsidiary of China Aoxing Pharmaceutical Company Inc in China, in 2000. Prior to the founding of Hebei Aoxing, Mr. Yue was engaged in senior management of private enterprises, including Hebei Brewery Company, Shijiazhuang Lerentang Pharmaceutical Co.,Ltd. He is a strategic business operator and a seasoned entrepreneur with 30 years of business experience in China and 20 years in the medical industry.
Wilfred Chow CFO	Mr. Chow joined Aoxing from Okeanos Capital Investment, a consulting firm focused on media and pharmaceuticals. As managing director at Okeanos, Mr. Chow led corporate finance teams responsible for capital raises and M&A transactions, completing two acquisitions and multiple rounds of capital from private equity funds for his clients. Prior to Okeanos, Mr. Chow spent over 20 years working as SVP and CFO for venture-backed private and NYSE-listed companies.
Guirong Zhou Chief R&D	Ms. Zhou joined Aoxing from Qinghai Pharmaceuticals and CSPC Pharmaceuticals where she previously managed their R&D process. She has over 30 years of experience in pharmaceutical R&D and participated in numerous pharmaceutical research projects including Enalapril Maleate, Tramadol, and Azithromycin. Ms. Zhou currently holds 8 drug patents in China.
Peng Jiang VP Sales	Before joining AXN, Mr. Jiang has worked for China largest narcotic drug distributors and manufactures , Ren Fu Pharma and Sino Pharma. He is very experienced in narcotic drug sales and management.

Financials

Period Ending June (USD '000)	FY13	FY14	FY15
Revenues	10,830	12,739	25,481
Gross Margin	6,268	5,814	19,792
%	57.9%	45.6%	77.7%
OPEX	20,489	9,149	11,097
Net Income	(16,804)	(8,216)	5,495
%	N/A	N/A	21.6%
Cash	4,008	2,330	5,372
Net Working Capital	(9,811)	(23,294)	(20,144)
Operating Cash Flow	(8,317)	(7,730)	3,026
Shares Outstanding	49,815	49,875	69,839

We are expecting fiscal 2016 revenue to increase substantially, to about $45 million.